Offerings - Offering: 1	Aug. 21, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 14,515,778.27
Fee Rate	1.531%
Amount of Registration Fee	$ 2,222.37
Offering Note	Calculated as the aggregate maximum purchase price for common shares of beneficial interest based upon the estimated net asset value per common share as of August 21, 2025. Calculated as $153.10 per $1,000,000 of the Transaction Valuation.